BNY Mellon Core Plus Fund
SCHEDULE OF INVESTMENTS
July 31, 2026 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Asset-Backed Securities — 10.2%
Asset-Backed Certificates — 7.1%
AASET, Ser. 2025-1A, Cl. A(b)	5.94	2/16/2050	2,375,444	2,380,730
AASET Ltd., Ser. 2026-1A, Cl. A1(b)	5.65	7/16/2051	500,000	499,083
AASET MT-1 Ltd., Ser. 2025-3A, Cl. A(b)	5.24	2/16/2050	1,506,668	1,475,043
Affirm Asset Securitization Trust, Ser. 2025-X2, Cl. C(b)	4.93	10/15/2030	367,000	367,278
Affirm Master Trust, Ser. 2026-2A, Cl. A(b)	4.67	4/16/2035	2,124,000	2,108,847
Aligned Data Centers Issuer LLC, Ser. 2026-1A, Cl. A2I(b)	5.91	6/15/2056	1,155,535	1,150,890
ALLO Issuer LLC, Ser. 2026-1A, Cl. A2(b)	5.61	6/20/2056	4,999,340	5,018,779
Aqua Finance Issuer Trust, Ser. 2025-B, Cl. A(b)	4.79	5/17/2051	1,451,345	1,436,669
Aqua Finance Issuer Trust, Ser. 2026-A, Cl. A(b)	4.76	4/17/2051	2,063,892	2,047,241
BHG Owner Loan Trust, Ser. 2026-1CON, Cl. B(b)	5.30	6/17/2037	5,532,000	5,495,390
Blackbird Capital II Aircraft Lease Ltd, Ser. 2021-1A, Cl. A(b)	2.44	7/15/2046	3,016,054	2,863,805
Blue Owl Asset Leasing Trust LLC, Ser. 2024-1A, Cl. A2(b)	5.05	3/15/2029	102,507	102,642
CLI Funding IX LLC, Ser. 2025-1A, Cl. A(b)	5.35	6/20/2050	2,181,938	2,187,016
Compass Datacenters Issuer II LLC, Ser. 2025-1A, Cl. A1(b)	5.32	5/25/2050	2,424,836	2,406,932
Concord Music Royalties LLC, Ser. 2025-2A, Cl. A(b)	5.79	7/20/2075	2,029,000	2,029,111
Consolidated Communications LLC/Fidium Fiber Finance Holdco LLC, Ser. 2025-1A, Cl. A2(b)	6.00	5/20/2055	837,532	845,899
CyrusOne Data Centers Issuer I LLC, Ser. 2023-2A, Cl. A2(b)	5.56	11/20/2048	2,424,000	2,428,561
CyrusOne Data Centers Issuer I LLC, Ser. 2025-1A, Cl. A2(b)	5.91	2/20/2050	2,264,000	2,278,268
DailyPay Securitization Trust, Ser. 2025-1A, Cl. A(b)	5.63	6/26/2028	912,000	914,337
DataBank Issuer, Ser. 2021-2A, Cl. A2(b)	2.40	10/25/2051	4,198,000	4,174,123
DataBank Issuer, Ser. 2026-1A, Cl. A2(b)	5.81	2/25/2056	1,907,000	1,890,084
DataBank Issuer II LLC, Ser. 2025-1A, Cl. A2(b)	5.18	9/27/2055	7,645,000	7,373,129
DB Master Finance LLC, Ser. 2025-1A, Cl. A2II(b)	5.17	8/20/2055	2,107,410	2,068,672
DB Master Finance LLC, Ser. 2026-1A, Cl. A2I(b)	5.20	5/20/2056	1,117,510	1,111,491
Domino’s Pizza Master Issuer LLC, Ser. 2021-1A, Cl. A2I(b)	2.66	4/25/2051	3,427,090	3,254,141
Domino’s Pizza Master Issuer LLC, Ser. 2025-1A, Cl. A2II(b)	5.22	7/25/2055	1,398,000	1,378,429
EnFin Residential Solar Receivables Trust, Ser. 2024-1A, Cl. A(b)	6.65	2/20/2055	1,601,126	1,366,893
EnFin Residential Solar Receivables Trust, Ser. 2024-2A, Cl. A(b)	5.98	9/20/2055	722,640	624,006
GBX Leasing LLC, Ser. 2026-1A, Cl. A(b)	5.13	2/20/2056	1,289,543	1,251,353
Gilead Aviation LLC, Ser. 2025-1A, Cl. A(b)	5.79	3/15/2050	3,393,391	3,388,245
GreenSky Home Improvement Issuer Trust, Ser. 2024-2, Cl. A4(b)	5.15	10/27/2059	691,028	692,897
GreenSky Home Improvement Issuer Trust, Ser. 2026-REV1, Cl. A(b)	4.93	5/15/2041	1,849,000	1,846,867
GreenSky Home Improvement Issuer Trust, Ser. 2026-REV1, Cl. B(b)	5.20	5/15/2041	852,000	847,570
Hilton Grand Vacations Trust, Ser. 2023-1A, Cl. A(b)	5.72	1/25/2038	212,990	216,120
InStar Leasing III LLC, Ser. 2021-1A, Cl. A(b)	2.30	2/15/2054	1,280,079	1,224,690
Instar Leasing V LLC, Ser. 2026-1A, Cl. A(b)	5.25	4/17/2056	1,814,844	1,773,073
Jersey Mike’s Funding LLC, Ser. 2024-1A, Cl. A2(b)	5.64	2/15/2055	2,553,675	2,557,110
Jersey Mike’s Funding LLC, Ser. 2025-1A, Cl. A2(b)	5.61	8/16/2055	1,594,948	1,596,761
LMDV Issuer Co. LLC, Ser. 2025-1A, Cl. A2(b)	5.31	12/15/2055	7,617,000	7,573,033
Lohrasp Enterprise II LLC, Ser. 2026-1A, Cl. A21(b)	5.51	7/17/2056	3,154,009	3,151,388
Merit DAC, Ser. 2026-1A, Cl. A(b)	4.85	2/15/2040	3,989,955	3,908,888
MetroNet Infrastructure Issuer LLC, Ser. 2025-2A, Cl. A2(b)	5.40	8/20/2055	1,736,133	1,735,357
MetroNet Infrastructure Issuer LLC, Ser. 2025-4A, Cl. A2(b)	5.16	12/20/2055	1,244,192	1,226,464
MetroNet Infrastructure Issuer LLC, Ser. 2026-1A, Cl. A2(b)	5.27	4/20/2056	831,785	823,917
MTP ABS Funding LLC, Ser. 2026-1A, Cl. A2(b)	5.20	4/25/2056	3,947,367	3,908,481
Navigator Aviation Ltd., Ser. 2025-1, Cl. A(b)	5.11	10/15/2050	1,409,415	1,373,262

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Asset-Backed Securities — 10.2% (continued)
Asset-Backed Certificates — 7.1% (continued)
New Economy Assets Phase 1 Sponsor LLC, Ser. 2021-1, Cl. A1(b)	1.91	10/20/2061	4,786,000	3,922,172
OneMain Financial Issuance Trust, Ser. 2019-2A, Cl. A(b)	3.14	10/14/2036	3,801,000	3,760,031
Oryx Funding LLC, Ser. 2026-1A, Cl. A2(b)	6.30	6/5/2056	4,383,000	4,383,728
PK Alift Loan Funding 7 LP, Ser. 2025-2, Cl. A(b)	4.75	3/15/2043	1,607,713	1,590,072
Regional Management Issuance Trust, Ser. 2024-1, Cl. A(b)	5.83	7/15/2036	981,000	989,640
Regional Management Issuance Trust, Ser. 2024-2, Cl. A(b)	5.11	12/15/2033	2,573,000	2,577,133
Retained Vantage Data Centers Issuer LLC, Ser. 2025-1A, Cl. A2A(b)	5.09	8/15/2050	2,158,000	2,100,084
SCF Equipment Leasing LLC, Ser. 2025-1A, Cl. D(b)	5.88	11/20/2035	353,000	356,440
Slam Ltd., Ser. 2021-1A, Cl. A(b)	2.43	6/15/2046	6,278,143	5,973,882
Slam Ltd., Ser. 2025-1A, Cl. A(b)	5.81	5/15/2050	1,535,561	1,540,318
SoFi Consumer Loan Program Trust, Ser. 2026-1, Cl. C(b)	4.74	12/26/2035	1,250,000	1,233,800
Stack Infrastructure Issuer LLC, Ser. 2025-1A, Cl. A2(b)	5.00	5/25/2050	5,553,938	5,363,597
Store Master Funding I-VII XIV XIX XX XXII XXIV XXXIV XXXVII XXXVIII, Ser. 2026-1A, Cl. A1(b)	5.22	6/20/2056	4,279,411	4,254,672
Summit Issuer LLC, Ser. 2025-1A, Cl. A2(b)	5.21	11/20/2055	4,153,225	4,095,085
Taco Bell Funding LLC, Ser. 2025-1A, Cl. A2II(b)	5.05	8/25/2055	4,679,602	4,575,751
TIF Funding II LLC, Ser. 2021-1A, Cl. A(b)	1.65	2/20/2046	2,046,081	1,854,225
TIF Funding III LLC, Ser. 2024-1A, Cl. A(b)	5.48	4/20/2049	3,362,700	3,353,756
Trinity Rail Leasing 2025 LLC, Ser. 2026-1A, Cl. A(b)	5.35	4/19/2056	3,896,036	3,856,845
US Bank C&I Credit-Linked Notes, Ser. 2025-SUP2, Cl. B1(b)	4.82	9/25/2032	1,311,758	1,299,198
Vantage Data Centers Issuer LLC, Ser. 2021-1A, Cl. A2(b)	2.17	10/15/2046	3,750,000	3,730,543
Wendy’s Funding LLC, Ser. 2025-1A, Cl. A2I(b)	5.42	12/15/2055	6,518,245	6,335,161
Willis Engine Structured Trust VI, Ser. 2021-A, Cl. A(b)	3.10	5/15/2046	3,606,878	3,383,020
Zayo Issuer LLC, Ser. 2025-2A, Cl. A2(b)	5.95	6/20/2055	8,408,645	8,473,605
				179,375,723
Asset-Backed Certificates/Auto Receivables — 2.5%
Ally Bank Auto Credit-Linked Notes, Ser. 2025-A, Cl. C(b)	4.84	6/15/2033	1,022,233	1,020,598
Ally Bank Auto Credit-Linked Notes, Ser. 2025-B, Cl. C(b)	4.70	9/15/2033	2,656,191	2,643,761
AutoNation Finance Trust, Ser. 2025-1A, Cl. C(b)	5.19	12/10/2030	2,709,000	2,726,147
Avis Budget Rental Car Funding AESOP LLC, Ser. 2025-1A, Cl. C(b)	5.87	8/20/2029	441,000	444,391
Bayview Opportunity Master Fund VII LLC, Ser. 2024-CAR1, Cl. A, (1 Month SOFR +1.10%)(b),(c)	4.72	12/26/2031	312,499	313,520
Bayview Opportunity Master Fund VII Trust, Ser. 2024-SN1, Cl. C(b)	5.83	12/15/2028	1,052,000	1,057,665
Carvana Auto Receivables Trust, Ser. 2021-N1, Cl. C	1.30	1/10/2028	311,410	311,155
Carvana Auto Receivables Trust, Ser. 2024-P4, Cl. A4	4.74	12/10/2030	2,405,000	2,406,834
Carvana Auto Receivables Trust, Ser. 2025-P3, Cl. C	4.99	1/12/2032	3,044,000	3,002,150
Chesapeake Funding II LLC, Ser. 2023-2A, Cl. A1(b)	6.16	10/15/2035	212,301	212,474
Enterprise Fleet Financing LLC, Ser. 2025-2, Cl. A3(b)	4.41	6/20/2029	2,031,000	2,025,948
Exeter Automobile Receivables Trust, Ser. 2025-1A, Cl. C	5.09	5/15/2031	11,144,000	11,204,321
Exeter Automobile Receivables Trust, Ser. 2025-4A, Cl. C	4.57	6/16/2031	3,171,000	3,146,801
Ford Credit Auto Owner Trust, Ser. 2024-1, Cl. A(b)	4.87	8/15/2036	2,394,000	2,409,611
Huntington Bank Auto Credit-Linked Notes, Ser. 2024-2, Cl. B1(b)	5.44	10/20/2032	426,549	428,148
Huntington Bank Auto Credit-Linked Notes, Ser. 2025-1, Cl. B(b)	4.96	3/21/2033	1,627,901	1,627,278
Merchants Fleet Funding LLC, Ser. 2024-1A, Cl. D(b)	6.85	4/20/2037	2,980,000	3,004,393
Octane Receivables Trust, Ser. 2024-3A, Cl. A2(b)	4.94	5/20/2030	416,615	417,660
Oscar US Funding XVI LLC, Ser. 2024-1A, Cl. A3(b)	5.54	2/10/2028	791,174	791,880
PenFed Auto Receivables Owner Trust, Ser. 2025-A, Cl. C(b)	4.67	2/17/2032	910,000	897,697
Santander Drive Auto Receivables Trust, Ser. 2025-1, Cl. C	5.04	3/17/2031	4,215,000	4,236,757
Santander Drive Auto Receivables Trust, Ser. 2025-3, Cl. C	4.68	9/15/2031	1,844,000	1,834,608
Santander Drive Auto Receivables Trust, Ser. 2025-4, Cl. C	4.52	1/15/2032	814,000	807,407

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Asset-Backed Securities — 10.2% (continued)
Asset-Backed Certificates/Auto Receivables — 2.5% (continued)
Tesla Lease Electric Vehicle Securitization LLC, Ser. 2025-A, Cl. A4(b)	4.37	5/21/2029	1,577,000	1,572,973
US Bank NA, Ser. 2023-1, Cl. B(b)	6.79	8/25/2032	43,075	43,262
Westlake Automobile Receivables Trust, Ser. 2025-1A, Cl. C(b)	5.14	10/15/2030	2,435,000	2,450,292
Westlake Automobile Receivables Trust, Ser. 2025-2A, Cl. D(b)	5.08	5/15/2031	3,207,000	3,201,477
Westlake Automobile Receivables Trust, Ser. 2026-1A, Cl. C(b)	4.37	6/16/2031	7,533,000	7,463,205
World Omni Auto Receivables Trust, Ser. 2024-C, Cl. A3	4.43	12/17/2029	2,237,480	2,240,490
				63,942,903
Asset-Backed Certificates/Home Equity Loans — .3%
GS Mortgage-Backed Securities Trust, Ser. 2024-HE1, Cl. A1, (1 Month SOFR +1.60%)(b),(c)	5.22	8/25/2054	3,633,211	3,649,143
JPMorgan Mortgage Trust, Ser. 2024-CES1, Cl. A2(b)	6.15	6/25/2054	1,905,618	1,911,277
RCKT Mortgage Trust, Ser. 2024-CES2, Cl. A2(b)	6.39	4/25/2044	1,441,865	1,449,266
				7,009,686
Asset-Backed Certificates/Student Loans — .1%
Commonbond Student Loan Trust, Ser. 2019-AGS, Cl. A1(b)	2.54	1/25/2047	1,344,775	1,230,169
Commercial Mortgage Pass-Through Certificates — .2%
US Bank NA, Ser. 2026-SUP1, Cl. B1(b)	5.50	6/27/2033	5,949,484	5,948,980
Total Asset-Backed Securities (cost $260,439,156)				257,507,461
Collateralized Loan Obligations — 4.3%
Collateralized Loan Obligations Debt — 4.3%
Antares Ltd. CLO, Ser. 2017-1A, Cl. CRR, (3 Month TSFR +2.25%)(b),(c)	5.98	1/20/2037	4,000,000	4,005,540
Apidos XXXIX Ltd. CLO, Ser. 2022-39A, Cl. A1R, (3 Month TSFR +1.23%)(b),(c)	4.96	10/21/2038	5,000,000	5,005,210
Ares XLIX Ltd. CLO, Ser. 2018-49A, Cl. XR, (3 Month TSFR +1.10%)(b),(c)	4.83	10/22/2036	3,450,000	3,452,022
BlackRock Shasta XIII LLC CLO, Ser. 2024-1A, Cl. A1, (3 Month TSFR +1.85%)(b),(c)	5.60	7/15/2036	6,000,000	6,007,578
CARLYLE US Ltd. CLO, Ser. 2021-6A, Cl. A1R, (3 Month TSFR +1.29%)(b),(c)	5.04	1/15/2038	5,900,000	5,909,599
Cedar Funding VIII Ltd. CLO, Ser. 2017-8A, Cl. DRR, (3 Month TSFR +2.95%)(b),(c)	6.70	1/17/2038	4,439,232	4,318,796
Cerberus Loan Funding XLV LLC, Ser. 2024-1A, Cl. A, (3 Month TSFR +1.90%)(b),(c)	5.65	4/15/2036	5,000,000	5,014,115
Cerberus Loan Funding XXXIX LP, Ser. 2022-3A, Cl. AR, (3 Month TSFR +1.40%)(b),(c)	5.15	1/15/2033	881,397	882,090
Churchill MMSLF IV Ltd. CLO, Ser. 2024-3A, Cl. A, (3 Month TSFR +1.60%)(b),(c)	5.33	10/22/2035	6,000,000	6,006,732
Fortress Credit Opportunities IX Ltd. CLO, Ser. 2017-9A, Cl. A1TR, (3 Month TSFR +1.812%)(b),(c)	5.56	10/15/2033	1,033,074	1,034,971
Fortress Credit Opportunities XXVII B LLC CLO, Ser. 2026-27A, Cl. A1T, (3 Month TSFR +1.57%)(b),(c)	5.26	7/15/2038	2,500,000	2,501,195
Fortress Credit Opportunities XXXV Ltd. CLO, Ser. 2025-35A, Cl. A1, (3 Month TSFR +1.40%)(b),(c)	5.13	7/20/2033	2,112,608	2,114,326
Golub Capital Partners Ltd. CLO, Ser. 2020-47A, Cl. CR, (3 Month TSFR +2.40%)(b),(c)	6.06	8/5/2037	5,481,000	5,491,321
Great Lakes IX Ltd. CLO, Ser. 2025-9A, Cl. A1, (3 Month TSFR +1.55%)(b),(c)	5.30	1/15/2039	1,250,000	1,250,791
IVY Hill Middle Market Credit Fund XII Ltd., Ser. 12A, Cl. A2RR, (3 Month TSFR +1.70%)(b),(c)	5.43	4/20/2037	340,000	340,329
IVY Hill Middle Market Credit Fund XVIII Ltd., Ser. 18A, Cl. A1R, (3 Month TSFR +1.58%)(b),(c)	5.31	1/22/2037	7,850,000	7,864,279
LCM 37 Ltd., Ser. 37A, Cl. A1R, (3 Month TSFR +1.06%)(b),(c)	4.81	4/15/2034	3,008,010	3,008,007

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Collateralized Loan Obligations — 4.3% (continued)
Collateralized Loan Obligations Debt — 4.3% (continued)
MCF CLO VIII Ltd., Ser. 2018-1A, Cl. A1RR, (3 Month TSFR +1.52%)(b),(c)	5.27	7/18/2038	4,550,000	4,553,235
MCF CLO VIII Ltd., Ser. 2018-1A, Cl. CRR, (3 Month TSFR +2.25%)(b),(c)	6.00	7/18/2038	6,500,000	6,511,954
MCF CLO VIII Ltd., Ser. 2018-1A, Cl. X, (3 Month TSFR +1.10%)(b),(c)	4.85	7/18/2038	1,000,000	1,000,727
MF1 Ltd. CLO, Ser. 2021-FL7, Cl. AS, (1 Month TSFR +1.564%)(b),(c)	5.23	10/16/2036	6,578,500	6,581,132
MF1 Ltd. CLO, Ser. 2022-FL8, Cl. A, (1 Month TSFR +1.35%)(b),(c)	5.02	2/19/2037	1,131,795	1,132,940
Neuberger Berman Loan Advisers 41 Ltd. CLO, Ser. 2021-41A, Cl. AR, (3 Month TSFR +1.05%)(b),(c)	4.80	4/15/2034	4,636,313	4,641,441
Neuberger Berman Loan Advisers 47 Ltd. CLO, Ser. 2022-47A, Cl. AR, (3 Month TSFR +1.09%)(b),(c)	4.83	4/16/2035	5,680,688	5,686,391
OWL Rock XXI LLC CLO, Ser. 2025-21A, Cl. A, (3 Month TSFR +1.40%)(b),(c)	5.18	7/24/2034	3,579,863	3,582,677
PFP Ltd., Ser. 2026-14, Cl. AS, (1 Month TSFR +1.60%)(b),(c)	5.27	12/18/2043	2,382,095	2,388,754
RIN XV LLC, Ser. 2026-2A, Cl. A1, (3 Month TSFR +1.32%)(b),(c)	5.06	7/15/2039	7,500,000	7,501,530
Total Collateralized Loan Obligations (cost $107,784,575)				107,787,682
Commercial Mortgage-Backed — 4.5%
Commercial Mortgage Pass-Through Certificates — 4.5%
A&D Mortgage Trust, Ser. 2026-NQM3, Cl. A1(b)	5.08	4/25/2071	6,739,440	6,678,776
Angel Oak Mortgage Trust, Ser. 2024-3, Cl. A2(b)	4.80	11/26/2068	296,961	295,142
Aspire Mortgage Trust, Ser. 2026-1, Cl. A1(b)	4.86	1/25/2066	3,432,709	3,391,165
BANK5 Trust, Ser. 2024-5YR12, Cl. A2	5.42	12/15/2057	11,436,000	11,543,535
Benchmark Mortgage Trust, Ser. 2024-V11, Cl. A2	5.42	11/15/2057	5,418,557	5,455,692
BRAVO Residential Funding Trust, Ser. 2023-NQM5, Cl. A2(b)	6.86	6/25/2063	676,406	676,267
BRAVO Residential Funding Trust, Ser. 2025-NQM8, Cl. A1(b)	5.08	6/25/2065	1,087,865	1,080,803
Brean Asset Backed Securities Trust, Ser. 2025-RM11, Cl. A1(b)	4.75	5/25/2065	4,967,580	4,867,158
BXHPP Trust, Ser. 2021-FILM, Cl. C, (1 Month TSFR +1.214%)(b),(c)	4.89	8/15/2036	1,181,000	1,032,319
COLT Mortgage Loan Trust, Ser. 2023-3, Cl. A2(b)	7.43	9/25/2068	1,362,296	1,361,798
COLT Mortgage Loan Trust, Ser. 2025-3, Cl. A1(b)	5.35	3/25/2070	1,504,937	1,501,328
COLT Mortgage Loan Trust, Ser. 2025-8, Cl. A1(b)	5.48	8/25/2070	2,544,620	2,547,888
COLT Mortgage Loan Trust, Ser. 2026-3, Cl. A1(b)	5.12	5/25/2071	191,166	189,557
Commercial Mortgage Trust, Ser. 2020-CX, Cl. D(b)	2.68	11/10/2046	705,000	547,373
Cross Mortgage Trust, Ser. 2024-H2, Cl. A2(b)	6.42	4/25/2069	558,838	560,747
Cross Mortgage Trust, Ser. 2024-H2, Cl. A3(b)	6.52	4/25/2069	723,415	725,765
Cross Mortgage Trust, Ser. 2024-H3, Cl. A2(b)	6.58	6/25/2069	1,490,073	1,497,342
Cross Mortgage Trust, Ser. 2025-H2, Cl. A1(b)	5.36	3/25/2070	1,130,802	1,126,986
Cross Mortgage Trust, Ser. 2025-H2, Cl. A2(b)	5.46	3/25/2070	2,393,704	2,387,482
Cross Mortgage Trust, Ser. 2025-H8, Cl. A1(b)	5.00	11/25/2070	2,651,165	2,621,644
Cross Mortgage Trust, Ser. 2026-NQM5, Cl. A1(b)	5.09	3/25/2071	1,241,427	1,229,545
DBC Mortgage Trust, Ser. 2025-DBC, Cl. A, (1 Month TSFR +1.35%)(b),(c)	5.03	11/15/2042	3,724,215	3,733,581
EFMT, Ser. 2025-RTL1, Cl. A1(b)	5.22	11/25/2040	4,500,000	4,474,286
Hudson Yards Mortgage Trust, Ser. 2025-SPRL, Cl. C(b)	5.95	1/13/2040	1,038,000	1,052,598
Imperial Fund Mortgage Trust, Ser. 2023-NQM1, Cl. A1(b)	5.94	2/25/2068	721,303	719,776
IRV Trust, Ser. 2025-200P, Cl. C(b)	5.73	3/14/2047	1,062,865	1,042,118
LHOME Mortgage Trust, Ser. 2025-RTL3, Cl. A1(b)	5.24	8/25/2040	1,336,000	1,334,463
Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2025-5C1, Cl. A2	4.91	3/15/2058	5,566,671	5,539,777
New Residential Mortgage Loan Trust, Ser. 2021-NQ2R, Cl. A1(b)	0.94	10/25/2058	474,036	456,853
New Residential Mortgage Loan Trust, Ser. 2022-NQM1, Cl. A1(b)	2.28	4/25/2061	4,617,694	4,122,790
New Residential Mortgage Loan Trust, Ser. 2024-NQM3, Cl. A1(b)	5.47	11/25/2064	2,152,984	2,149,374
New Residential Mortgage Loan Trust, Ser. 2025-NQM2, Cl. A1(b)	5.57	4/25/2065	5,109,323	5,097,085
NY Commercial Mortgage Trust, Ser. 2025-299P, Cl. A(b)	5.66	2/10/2047	1,003,000	1,020,714

Description	Coupon Rate (%)	Maturity Date		Principal Amount ($)(a)	Value ($)
Commercial Mortgage-Backed — 4.5% (continued)
Commercial Mortgage Pass-Through Certificates — 4.5% (continued)
NYMT Loan Trust, Ser. 2025-CP1, Cl. A1(b)	3.75	11/25/2069		1,561,578	1,498,291
NYMT Loan Trust, Ser. 2026-INV2, Cl. A1(b)	5.48	4/25/2061		2,679,499	2,674,480
OBX Trust, Ser. 2024-NQM18, Cl. A1(b)	5.41	10/25/2064		1,103,657	1,103,975
OBX Trust, Ser. 2025-NQM16, Cl. A1(b)	4.91	8/25/2065		3,198,725	3,167,571
OBX Trust, Ser. 2025-NQM18, Cl. A1A(b)	5.06	9/25/2065		3,367,964	3,345,349
OBX Trust, Ser. 2025-NQM19, Cl. A1(b)	4.87	10/25/2065		2,505,072	2,475,374
OBX Trust, Ser. 2026-NQM6, Cl. A3(b)	5.42	4/26/2066		3,243,363	3,225,650
PRPM LLC, Ser. 2025-RPL4, Cl. A1(b)	3.00	5/25/2055		2,758,686	2,614,320
PRPM LLC, Ser. 2025-RPL4, Cl. A2(b)	3.00	5/25/2055		1,819,702	1,689,542
Toorak Mortgage Trust, Ser. 2025-RRTL1, Cl. A1(b)	5.52	2/25/2040		3,652,909	3,656,948
Towd Point Mortgage Trust, Ser. 2023-1, Cl. A1(b)	3.75	1/25/2063		749,131	708,978
Verus Securitization Trust, Ser. 2024-9, Cl. A1(b)	5.44	11/25/2069		1,569,150	1,571,304
Verus Securitization Trust, Ser. 2026-2, Cl. A3(b)	5.05	2/25/2071		3,914,568	3,857,983
Total Commercial Mortgage-Backed (cost $114,590,478)					113,651,492
Convertible Corporate Bonds and Notes — 1.0%
Aerospace & Defense — .0%
AeroVironment, Inc., Sr. Unscd. Notes(d),(e)	0.00	7/15/2030		300,000	272,925
Banks — .0%
Morgan Stanley Finance LLC, Gtd. Notes, Ser. 1(e)	0.00	4/10/2028		200,000	333,795
Chemicals — .0%
LG Chem Ltd., Sr. Unscd. Bonds	1.75	6/16/2028		200,000	226,750
Consumer Discretionary — .0%
Liberty Media Corp.-Liberty Formula One, Sr. Unscd. Notes	2.25	8/15/2027		300,000	378,750
NCL Corp. Ltd., Gtd. Notes(b)	0.75	9/15/2030		100,000	91,820
NCL Corp., Ltd., Gtd. Notes	0.88	4/15/2030		200,000	207,750
					678,320
Diversified Financials — .1%
Citigroup Global Markets Holdings, Inc., Gtd. Notes(b)	0.80	2/5/2030	EUR	200,000	256,630
Goldman Sachs Finance Corp. International Ltd., Gtd. Bonds(e)	0.00	5/7/2030	EUR	200,000	379,416
Goldman Sachs Finance Corp. International Ltd., Gtd. Notes, Ser. 700h(e)	0.00	3/7/2030		300,000	301,875
GS Finance Corp., Gtd. Notes(b),(e)	0.00	5/21/2029		400,000	437,200
IREN Ltd., Sr. Unscd. Notes(b),(e)	0.00	7/1/2031		150,000	114,900
					1,490,021
Electronic Components — .1%
Advanced Energy Industries, Inc., Sr. Unscd. Notes(b),(e)	0.00	5/15/2031		77,000	75,152
Hon Hai Precision Industry Co. Ltd., Sr. Unscd. Bonds(e)	0.00	10/24/2029		200,000	211,440
Ibiden Co. Ltd., Sr. Unscd. Bonds(e)	0.00	3/14/2031	JPY	10,000,000	233,525
Legrand SA, Sr. Unscd. Bonds(d)	1.50	6/23/2033	EUR	300,000	382,125
Mirion Technologies, Inc., Sr. Unscd. Notes(b),(e)	0.00	10/1/2031		350,000	302,348
OSI Systems, Inc., Sr. Unscd. Notes(b),(d)	0.50	2/1/2031		250,000	235,221
OSI Systems, Inc., Sr. Unscd. Notes	2.25	8/1/2029		150,000	202,298
Schneider Electric SE, Sr. Unscd. Notes, Ser. SUFP	1.63	6/28/2031	EUR	500,000	679,244
					2,321,353
Energy — .0%
Liberty Energy, Inc., Sr. Unscd. Notes(b),(e)	0.00	3/1/2031		300,000	263,775
Liberty Energy, Inc., Sr. Unscd. Notes(b),(e)	0.00	3/1/2032		24,000	19,764
Northern Oil & Gas, Inc., Sr. Unscd. Notes	3.63	4/15/2029		500,000	498,389
ProPetro Holding Corp., Sr. Unscd. Notes(b),(e)	0.00	11/15/2031		33,000	27,608
					809,536

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date		Principal Amount ($)(a)	Value ($)
Convertible Corporate Bonds and Notes — 1.0% (continued)
Environmental Control — .0%
Tetra Tech, Inc., Sr. Unscd. Notes	2.25	8/15/2028		200,000	220,550
Health Care — .1%
ANI Pharmaceuticals, Inc., Sr. Unscd. Notes	2.25	9/1/2029		350,000	440,571
Arrowhead Pharmaceuticals, Inc., Sr. Unscd. Notes(e)	0.00	1/15/2032		200,000	247,920
Bridgebio Pharma, Inc., Sr. Unscd. Notes(b)	0.75	2/1/2033		100,000	103,310
Bridgebio Pharma, Inc., Sr. Unscd. Notes	2.25	2/1/2029		200,000	227,440
CorMedix, Inc., Sr. Unscd. Bonds(b)	4.00	8/1/2030		100,000	99,813
Halozyme Therapeutics, Inc., Sr. Unscd. Notes(b),(e)	0.00	2/15/2031		200,000	221,500
Indivior Pharmaceuticals, Inc., Sr. Unscd. Notes(b)	0.63	3/15/2031		200,000	238,752
Ionis Pharmaceuticals, Inc., Sr. Unscd. Notes(b),(e)	0.00	12/1/2030		450,000	398,531
PTC Therapeutics, Inc., Sr. Unscd. Notes(b),(e)	0.00	6/15/2031		200,000	192,440
Travere Therapeutics, Inc., Sr. Unscd. Notes	0.50	5/15/2032		250,000	292,275
					2,462,552
Industrial — .1%
BWX Technologies, Inc., Gtd. Notes(b),(e)	0.00	11/1/2030		450,000	434,775
Daifuku Co. Ltd., Sr. Unscd. Bonds, Ser. 2030(e)	0.00	9/13/2030	JPY	20,000,000	222,840
Ferrovial NV, Sr. Unscd. Bonds	0.75	5/20/2031	EUR	400,000	465,615
Fluor Corp., Sr. Unscd. Notes	1.13	8/15/2029		300,000	389,325
Granite Construction, Inc., Sr. Unscd. Notes	3.25	6/15/2030		200,000	329,750
SPIE SA, Sr. Unscd. Bonds	2.00	1/17/2028	EUR	100,000	166,487
Vinci SA, Sr. Unscd. Bonds	0.70	2/18/2030	EUR	400,000	489,930
					2,498,722
Information Technology — .1%
Cloudflare, Inc., Sr. Unscd. Notes(e)	0.00	6/15/2030		400,000	554,552
Datadog, Inc., Sr. Unscd. Notes(e)	0.00	12/1/2029		250,000	364,125
DigitalOcean Holdings, Inc., Sr. Unscd. Notes(b),(e)	0.00	8/15/2030		60,000	185,385
Nebius Group NV, Sr. Unscd. Notes(b)	1.25	3/15/2031		200,000	264,750
Snowflake, Inc., Sr. Unscd. Notes(d),(e)	0.00	10/1/2027		100,000	190,374
Tyler Technologies, Inc., Sr. Unscd. Notes(b)	0.50	7/15/2031		250,000	255,313
					1,814,499
Insurance — .0%
Ping An Insurance Group Co. of China Ltd., Sr. Unscd. Bonds(e)	0.00	6/11/2030	HKD	2,000,000	300,673
Internet Software & Services — .1%
Alibaba Group Holding Ltd., Sr. Unscd. Notes(e)	0.00	9/15/2032		600,000	581,100
DoorDash, Inc., Sr. Unscd. Notes(e)	0.00	5/15/2030		700,000	706,125
Robinhood Markets, Inc., Sr. Unscd. Notes(b),(e)	0.00	10/1/2029		121,000	116,236
Uber Technologies, Inc., Sr. Scd. Notes(e)	0.00	5/15/2028		200,000	224,100
Uber Technologies, Inc., Sr. Unscd. Notes, Ser. 2028	0.88	12/1/2028		300,000	354,075
					1,981,636
Metals & Mining — .1%
Energy Fuels, Inc., Sr. Unscd. Notes(b)	0.75	11/1/2031		150,000	136,425
MMG Ltd., Sr. Unscd. Bonds(e)	0.00	10/8/2030		400,000	501,800
Salzgitter AG, Sr. Unscd. Notes	3.38	10/22/2032	EUR	100,000	165,637
voestalpine AG, Sr. Unscd. Bonds	2.75	4/28/2028	EUR	300,000	422,805
					1,226,667
Real Estate — .0%
Compass, Inc., Gtd. Notes(b)	0.25	4/15/2031		300,000	313,410
Retailing — .0%
MINISO Group Holding Ltd., Sr. Unscd. Notes	0.50	1/14/2032		200,000	183,550

Description	Coupon Rate (%)	Maturity Date		Principal Amount ($)(a)	Value ($)
Convertible Corporate Bonds and Notes — 1.0% (continued)
Semiconductors & Semiconductor Equipment — .0%
Amkor Technology, Inc., Gtd. Notes(b),(e)	0.00	7/15/2031		500,000	464,875
MACOM Technology Solutions Holdings, Inc., Sr. Unscd. Notes(e)	0.00	12/15/2029		150,000	243,900
ON Semiconductor Corp., Gtd. Notes(b),(e)	0.00	5/1/2031		45,000	41,962
Onto Innovation, Inc., Sr. Unscd. Notes(b),(e)	0.00	6/1/2031		38,000	41,313
Penguin Solutions, Inc., Sr. Unscd. Notes(b),(e)	0.00	8/1/2031		28,000	25,038
SiTime Corp., Sr. Unscd. Notes(e)	0.00	6/15/2031		200,000	191,600
Veeco Instruments, Inc., Sr. Unscd. Notes	2.88	6/1/2029		50,000	92,250
					1,100,938
Technology Hardware & Equipment — .1%
CyberArk Software Ltd., Gtd. Notes(e)	0.00	6/15/2030		200,000	327,900
Lumentum Holdings, Inc., Sr. Unscd. Notes(b)	0.38	3/15/2032		50,000	194,705
Parsons Corp., Sr. Unscd. Notes	2.63	3/1/2029		400,000	386,320
Zscaler, Inc., Sr. Unscd. Notes(e)	0.00	7/15/2028		500,000	464,891
					1,373,816
Telecommunication Services — .0%
A10 Networks, Inc., Sr. Unscd. Notes	2.75	4/1/2030		100,000	144,804
AST SpaceMobile, Inc., Sr. Unscd. Notes(b)	2.25	4/15/2036		150,000	121,350
Ciena Corp., Gtd. Notes(b),(e)	0.00	9/15/2031		50,000	47,275
					313,429
Transportation — .0%
Knight-Swift Transportation Holdings, Inc., Sr. Unscd. Notes(b)	1.00	11/15/2031		50,000	54,538
Utilities — .2%
CenterPoint Energy, Inc., Sr. Unscd. Bonds(b)	2.88	5/15/2029		100,000	99,255
CMS Energy Corp., Sr. Unscd. Notes	3.38	5/1/2028		600,000	649,950
Duke Energy Corp., Sr. Unscd. Notes(b)	3.00	3/15/2029		450,000	444,600
Evergy, Inc., Sr. Unscd. Notes	4.50	12/15/2027		250,000	340,200
Exelon Corp., Sr. Unscd. Notes(b)	3.25	3/15/2029		400,000	403,420
FirstEnergy Corp., Sr. Unscd. Notes	3.63	1/15/2029		500,000	550,375
Iberdrola Finanzas SA, Gtd. Notes, Ser. IBE	1.50	3/27/2030	EUR	400,000	558,124
NextEra Energy Capital Holdings, Inc., Gtd. Notes	3.00	3/1/2027		300,000	389,400
Ormat Technologies, Inc., Sr. Unscd. Notes	2.50	7/15/2027		275,000	323,153
PPL Capital Funding, Inc., Gtd. Notes(b)	3.00	12/1/2030		300,000	300,721
					4,059,198
Total Convertible Corporate Bonds and Notes (cost $23,008,146)					24,036,878
Corporate Bonds and Notes — 39.6%
Advertising — .3%
Omnicom Group, Inc., Sr. Unscd. Notes(d)	5.30	6/2/2036		7,814,000	7,422,763
Aerospace & Defense — .2%
The Boeing Company, Sr. Unscd. Notes	5.81	5/1/2050		5,601,000	5,294,292
Agriculture — .2%
BAT Capital Corp., Gtd. Notes	6.34	8/2/2030		1,546,000	1,621,499
BAT Capital Corp., Gtd. Notes	7.08	8/2/2053		3,101,000	3,358,509
					4,980,008
Airlines — .9%
Air Canada Pass-Through Trust, Ser. 2020-2, Cl. A(b)	5.25	4/1/2029		643,133	645,831
American Airlines Pass-Through Trust, Ser. 2017-1, Cl. AA	3.65	2/15/2029		113,500	110,791
American Airlines Pass-Through Trust, Ser. 2017-2, Cl. AA	3.35	10/15/2029		163,302	156,830
American Airlines Pass-Through Trust, Ser. 2019-1, Cl. AA	3.15	2/15/2032		1,522,175	1,432,256
American Airlines Pass-Through Trust, Ser. 2025-1, Cl. A	4.90	5/11/2038		2,267,000	2,176,639

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Corporate Bonds and Notes — 39.6% (continued)
Airlines — .9% (continued)
American Airlines, Inc./AAdvantage Loyalty IP Ltd., Sr. Scd. Notes(b)	5.75	4/20/2029	4,439,417	4,419,111
Avianca Midco 2 PLC, Sr. Scd. Notes(b)	9.63	2/14/2030	3,451,000	3,336,634
Delta Air Lines, Inc./SkyMiles IP Ltd., Sr. Scd. Notes(b)	4.75	10/20/2028	1,506,750	1,504,594
JetBlue Pass-Through Trust, Ser. 2020-1, Cl. A	4.00	11/15/2032	5,089,408	4,755,923
United Airlines Pass-Through Trust, Ser. 2019-1, Cl. AA	4.15	8/25/2031	727,488	702,664
United Airlines Pass-Through Trust, Ser. 2020-1, Cl. A	5.88	10/15/2027	450,097	454,881
United Airlines Pass-Through Trust, Ser. 2023-1, Cl. A	5.80	1/15/2036	1,717,943	1,756,631
United Airlines, Inc., Sr. Scd. Notes(b)	4.63	4/15/2029	1,436,000	1,412,171
				22,864,956
Automobiles & Components — 1.8%
American Axle & Manufacturing, Inc., Sr. Scd. Notes(b)	6.38	10/15/2032	1,466,000	1,458,908
Ford Motor Credit Co. LLC, Sr. Unscd. Notes	5.80	3/5/2027	2,491,000	2,503,961
Ford Motor Credit Co. LLC, Sr. Unscd. Notes	5.80	3/8/2029	4,850,000	4,882,535
Ford Motor Credit Co. LLC, Sr. Unscd. Notes(d)	5.87	10/31/2035	3,817,000	3,685,206
Ford Motor Credit Co. LLC, Sr. Unscd. Notes	5.92	3/20/2028	6,901,000	6,978,102
Forvia SE, Sr. Unscd. Notes(b),(d)	6.75	9/15/2033	5,135,000	5,112,509
General Motors Financial Co., Inc., Sr. Unscd. Notes	4.20	10/27/2028	811,000	801,233
General Motors Financial Co., Inc., Sr. Unscd. Notes	5.63	4/4/2032	5,007,000	5,084,312
General Motors Financial Co., Inc., Sr. Unscd. Notes(d)	5.90	1/7/2035	5,839,000	5,899,724
Tenneco, Inc., Sr. Scd. Notes(b)	8.00	11/17/2028	2,375,000	2,382,326
The Goodyear Tire & Rubber Company, Gtd. Notes	5.00	7/15/2029	4,660,000	4,467,243
The Goodyear Tire & Rubber Company, Sr. Unscd. Notes	8.88	7/15/2032	2,512,000	2,580,432
				45,836,491
Banks — 5.9%
Bank of America Corp., Sr. Unscd. Notes	5.29	4/25/2034	6,132,000	6,117,440
Bank of America Corp., Sr. Unscd. Notes	5.47	1/23/2035	2,261,000	2,270,715
Bank of America Corp., Sub. Notes	5.52	10/25/2035	6,260,000	6,192,363
Canadian Imperial Bank of Commerce, Jr. Sub. Notes	6.50	7/28/2086	4,369,000	4,326,405
Citizens Financial Group, Inc., Sr. Unscd. Notes	5.72	7/23/2032	3,648,000	3,708,428
Citizens Financial Group, Inc., Sr. Unscd. Notes	5.84	1/23/2030	1,264,000	1,289,677
Citizens Financial Group, Inc., Sr. Unscd. Notes	6.65	4/25/2035	1,712,000	1,810,063
Citizens Financial Group, Inc., Sub. Notes	5.30	1/29/2036	398,000	389,781
HSBC Holdings PLC, Jr. Sub. Notes(f)	7.00	9/24/2035	3,146,000	3,199,567
Huntington Bancshares, Inc., Sr. Unscd. Notes	5.27	1/15/2031	3,577,000	3,593,309
ING Groep NV, Jr. Sub. Bonds(f)	7.00	11/16/2032	3,627,000	3,698,789
JPMorgan Chase & Co., Sr. Unscd. Notes	2.58	4/22/2032	5,300,000	4,735,878
JPMorgan Chase & Co., Sr. Unscd. Notes	5.30	7/24/2029	3,656,000	3,694,684
JPMorgan Chase & Co., Sub. Notes	5.80	7/23/2041	1,841,000	1,823,084
Morgan Stanley, Sr. Unscd. Notes	4.43	1/23/2030	6,852,000	6,777,937
Morgan Stanley, Sr. Unscd. Notes	5.61	7/17/2037	1,407,000	1,399,064
Morgan Stanley, Sub. Notes	2.48	9/16/2036	9,465,000	8,126,625
Royal Bank of Canada, Jr. Sub. Notes	6.50	5/24/2086	3,565,000	3,497,346
Royal Bank of Canada, Jr. Sub. Notes(d)	6.75	8/24/2085	2,450,000	2,484,979
Santander Holdings USA, Inc., Sr. Unscd. Notes	6.50	3/9/2029	875,000	895,632
The Bank of Nova Scotia, Jr. Sub. Notes(d)	7.35	4/27/2085	5,835,000	6,021,959
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	3.69	6/5/2028	700,000	694,433
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	6.22	7/21/2057	2,702,000	2,677,963
The Goldman Sachs Group, Inc., Sub. Notes	6.75	10/1/2037	9,810,000	10,423,905
The PNC Financial Services Group, Inc., Sr. Unscd. Notes	5.30	1/21/2028	2,278,000	2,286,238
Truist Bank, Sub. Notes	4.63	9/17/2029	6,880,000	6,793,606

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Corporate Bonds and Notes — 39.6% (continued)
Banks — 5.9% (continued)
Truist Financial Corp., Sr. Unscd. Notes(d)	4.96	10/23/2036	12,564,000	11,961,878
Truist Financial Corp., Sr. Unscd. Notes	5.71	1/24/2035	4,765,000	4,814,714
U.S. Bancorp, Sr. Unscd. Notes	5.68	1/23/2035	3,734,000	3,786,997
U.S. Bancorp, Sr. Unscd. Notes	5.84	6/12/2034	1,165,000	1,194,126
UBS Group AG, Sr. Unscd. Notes(b)	3.09	5/14/2032	722,000	655,834
UBS Group AG, Sr. Unscd. Notes(b)	5.70	2/8/2035	2,399,000	2,421,067
Wells Fargo & Co., Sr. Unscd. Notes	5.20	1/23/2030	2,257,000	2,274,902
Wells Fargo & Co., Sr. Unscd. Notes	5.39	4/24/2034	6,330,000	6,333,573
Wells Fargo & Co., Sr. Unscd. Notes	5.57	7/25/2029	3,779,000	3,837,057
Wells Fargo & Co., Sr. Unscd. Notes	6.49	10/23/2034	6,190,000	6,573,300
Western Alliance Bank, Sub. Notes	6.54	11/15/2035	6,310,000	6,245,543
				149,028,861
Building Materials — .2%
Owens Corning, Sr. Unscd. Notes	3.50	2/15/2030	368,000	350,874
Smyrna Ready Mix Concrete LLC, Sr. Scd. Notes(b)	8.88	11/15/2031	4,837,000	5,068,276
				5,419,150
Chemicals — .7%
LYB International Finance III LLC, Gtd. Notes	5.13	1/15/2031	1,700,000	1,687,829
Olin Corp., Sr. Unscd. Notes(b)	6.63	4/1/2033	2,320,000	2,273,235
Syensqo Finance America LLC, Gtd. Notes(b)	5.85	6/4/2034	3,672,000	3,695,178
The Dow Chemical Company, Sr. Unscd. Notes	4.80	1/15/2031	6,109,000	6,005,867
The Mosaic Company, Sr. Unscd. Notes	4.60	11/15/2030	3,268,000	3,211,807
				16,873,916
Commercial & Professional Services — 1.2%
Albion Financing 1 Sarl/Aggreko Holdings, Inc., Sr. Scd. Notes(b)	7.00	5/21/2030	517,000	527,096
Ashtead Capital, Inc., Gtd. Notes(b)	4.00	5/1/2028	1,386,000	1,362,608
Ashtead Capital, Inc., Gtd. Notes(b)	5.95	10/15/2033	2,656,000	2,704,710
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes(b),(d)	8.25	1/15/2030	4,765,000	4,838,209
Belron UK Finance PLC, Sr. Scd. Notes(b)	5.75	10/15/2029	720,000	720,410
DP World Ltd./United Arab Emirates, Sr. Unscd. Notes	6.85	7/2/2037	690,000	715,083
Global Payments, Inc., Sr. Unscd. Notes	5.55	11/15/2035	3,082,000	2,936,716
Herc Holdings, Inc., Gtd. Notes(b)	5.75	3/15/2031	5,062,000	5,015,065
President & Fellows of Harvard College, Unscd. Bonds	3.30	7/15/2056	4,400,000	2,848,615
Sunbelt Rentals Holdings, Inc., Gtd. Notes(b)	5.65	8/12/2036	3,269,000	3,217,350
The Leland Stanford Junior University, Unscd. Bonds	2.41	6/1/2050	5,170,000	2,876,114
Triton Container International Ltd., Gtd. Notes(b)	3.15	6/15/2031	1,146,000	1,028,822
Yale University, Unscd. Bonds, Ser. 2020	2.40	4/15/2050	1,241,000	706,124
				29,496,922
Consumer Discretionary — .9%
Flutter Treasury DAC, Sr. Scd. Bonds(b)	5.88	6/4/2031	5,122,000	5,048,097
Forestar Group, Inc., Gtd. Notes(b)	6.50	3/15/2033	4,920,000	4,933,741
KB Home, Gtd. Notes	4.80	11/15/2029	2,880,000	2,794,591
Light & Wonder International, Inc., Gtd. Notes(b)	6.25	10/1/2033	1,926,000	1,893,248
NCL Corp. Ltd., Sr. Unscd. Notes(b)	6.75	2/1/2032	5,578,000	5,471,730
Royal Caribbean Cruises Ltd., Sr. Unscd. Notes	5.38	1/15/2036	1,117,000	1,082,073
Wynn Macau Ltd., Sr. Unscd. Notes(b)	5.63	8/26/2028	2,235,000	2,210,278
				23,433,758
Diversified Financials — 2.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Gtd. Notes(d)	6.50	1/31/2056	2,414,000	2,427,503
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Gtd. Notes	6.95	3/10/2055	778,000	796,250

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Corporate Bonds and Notes — 39.6% (continued)
Diversified Financials — 2.7% (continued)
Aircastle Ltd./Aircastle Ireland DAC, Gtd. Notes(b)	5.00	9/15/2030	4,445,000	4,397,007
Aircastle Ltd./Aircastle Ireland DAC, Gtd. Notes(b)	5.75	10/1/2031	1,539,000	1,561,272
Apollo Debt Solutions BDC, Sr. Unscd. Notes(b)	5.20	12/8/2028	8,501,000	8,378,719
Apollo Debt Solutions BDC, Sr. Unscd. Notes(b)	5.70	1/23/2031	1,482,000	1,443,131
Ares Capital Corp., Sr. Unscd. Notes(d)	5.25	4/12/2031	4,321,000	4,177,705
Blackstone Private Credit Fund, Sr. Unscd. Notes	5.35	3/12/2031	8,133,000	7,778,626
Blackstone Secured Lending Fund, Sr. Unscd. Notes	2.85	9/30/2028	6,775,000	6,399,644
Capital One Financial Corp., Sub. Notes	6.18	1/30/2036	8,539,000	8,568,271
Goldman Sachs BDC, Inc., Sr. Unscd. Notes	5.10	1/28/2029	2,934,000	2,860,926
LSEG Finance PLC, Gtd. Notes(b)	2.50	4/6/2031	291,000	259,576
Lseg US Fin Corp., Gtd. Notes(b)	5.25	3/23/2036	1,924,000	1,875,522
Macquarie Airfinance Holdings Ltd., Sr. Unscd. Notes(b),(d)	5.20	3/27/2028	4,971,000	4,979,591
Voya Financial, Inc., Gtd. Notes	5.05	3/2/2036	7,779,000	7,400,794
Voya Financial, Inc., Gtd. Notes(d)	5.70	7/15/2043	5,090,000	4,843,611
				68,148,148
Electronic Components — .1%
Jabil, Inc., Sr. Unscd. Notes	4.75	2/1/2033	1,379,000	1,324,241
Energy — 4.8%
Cheniere Energy, Inc., Sr. Unscd. Notes	5.65	4/15/2034	1,317,000	1,330,360
CITGO Petroleum Corp., Sr. Scd. Notes(b)	8.38	1/15/2029	5,449,000	5,610,181
Columbia Pipelines Holding Co. LLC, Sr. Unscd. Notes(b)	5.00	11/17/2032	3,722,000	3,635,109
CQP Holdco LP/BIP-V Chinook Holdco LLC, Sr. Scd. Notes(b)	7.50	12/15/2033	2,415,000	2,539,102
CVR Energy, Inc., Gtd. Bonds(b)	5.75	2/15/2028	1,552,000	1,552,585
CVR Energy, Inc., Gtd. Notes(b)	7.88	2/15/2034	6,418,000	6,526,047
Devon Energy Corp., Sr. Unscd. Notes(b)	5.90	2/15/2055	2,536,000	2,371,237
Ecopetrol SA, Sr. Unscd. Notes	7.75	2/1/2032	2,505,000	2,588,128
Empresa Nacional del Petroleo, Sr. Unscd. Notes(b)	5.95	7/30/2034	681,000	684,446
Enbridge, Inc., Sub. Notes(d)	7.38	3/15/2055	5,806,000	6,067,943
Energean Israel Finance Ltd., Sr. Scd. Notes(b)	5.88	3/30/2031	2,600,000	2,489,246
Energy Transfer LP, Jr. Sub. Notes	6.75	2/15/2056	5,088,000	5,106,215
Eni SpA, Sr. Unscd. Notes(b)	5.75	5/19/2035	1,634,000	1,651,231
Enterprise Products Operating LLC, Gtd. Notes, Ser. E(d)	5.25	8/16/2077	2,360,000	2,360,787
Global Partners LP/GLP Finance Corp., Gtd. Notes(b)	8.25	1/15/2032	6,342,000	6,614,858
HF Sinclair Corp., Sr. Unscd. Notes	5.50	9/1/2032	2,195,000	2,196,275
Howard Midstream Energy Partners LLC, Sr. Unscd. Notes(b)	7.38	7/15/2032	4,437,000	4,589,256
Ithaca Energy North Sea PLC, Sr. Unscd. Notes(b)	8.13	10/15/2029	2,765,000	2,863,072
Kinder Morgan, Inc., Gtd. Bonds	5.15	6/1/2030	2,163,000	2,182,214
Kodiak Gas Services LLC, Gtd. Notes(b)	6.50	10/1/2033	528,000	527,621
MPLX LP, Sr. Unscd. Notes	4.13	3/1/2027	855,000	853,866
MPLX LP, Sr. Unscd. Notes	5.20	12/1/2047	1,180,000	1,019,199
NGPL PipeCo LLC, Sr. Unscd. Notes(b)	3.25	7/15/2031	2,644,000	2,417,944
NGPL PipeCo LLC, Sr. Unscd. Notes(b)	7.77	12/15/2037	6,792,000	7,706,205
ONEOK, Inc., Gtd. Notes	5.80	11/1/2030	1,366,000	1,401,992
ONEOK, Inc., Gtd. Notes	6.10	11/15/2032	779,000	809,295
Pertamina Hulu Energi PT, Sr. Unscd. Notes(b)	5.25	5/21/2030	2,400,000	2,378,614
Petroleos del Peru SA, Sr. Unscd. Notes(b),(d)	4.75	6/19/2032	6,220,000	5,341,487
Phillips 66 Co., Gtd. Notes, Ser. B(d)	6.20	3/15/2056	5,046,000	5,023,348
Plains All American Pipeline LP/PAA Finance Corp., Sr. Unscd. Notes	4.70	1/15/2031	1,483,000	1,458,242
Rio Grande LNG LLC, Sr. Scd. Notes(b)	5.75	6/30/2036	5,680,000	5,517,271
Saturn Oil & Gas, Inc., Gtd. Notes(b)	8.50	7/30/2031	1,631,000	1,636,533

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Corporate Bonds and Notes — 39.6% (continued)
Energy — 4.8% (continued)
South Bow USA Infrastructure Holdings LLC, Gtd. Notes	5.03	10/1/2029	2,093,000	2,087,171
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	5.00	1/15/2028	1,136,000	1,135,239
Tecpetrol SA, Sr. Unscd. Notes(b)	7.63	1/22/2033	2,400,000	2,497,200
Venture Global Calcasieu Pass LLC, Sr. Scd. Notes(b)	3.88	11/1/2033	5,505,000	4,832,669
Venture Global Plaquemines LNG LLC, Sr. Scd. Bonds(b)	6.13	12/15/2030	8,191,000	8,326,132
Venture Global Plaquemines LNG LLC, Sr. Scd. Notes(b)	6.50	1/15/2034	855,000	882,651
YPF SA, Sr. Unscd. Notes(b)	8.25	1/17/2034	1,173,728	1,239,381
				120,050,352
Environmental Control — .1%
GFL Environmental Holdings US, Inc., Gtd. Notes(b)	5.50	2/1/2034	1,364,000	1,263,483
Food Products — .9%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, Gtd. Notes(b)	5.75	3/31/2034	878,000	817,411
Froneri Lux FinCo Sarl, Sr. Scd. Notes(b)	6.00	8/1/2032	6,350,000	6,211,031
Industrial F&B Investments III, Inc., Sr. Scd. Notes(b)	7.75	2/11/2033	5,037,000	5,117,668
MARB BondCo PLC, Gtd. Bonds(b)	3.95	1/29/2031	898,000	790,692
Post Holdings, Inc., Gtd. Notes(b)	6.38	3/1/2033	3,705,000	3,651,471
The J.M. Smucker Company, Sr. Unscd. Notes	4.25	3/15/2035	6,000,000	5,496,672
The J.M. Smucker Company, Sr. Unscd. Notes	6.50	11/15/2053	921,000	961,425
				23,046,370
Health Care — 1.1%
Amgen, Inc., Sr. Unscd. Notes	5.65	3/2/2053	1,659,000	1,543,170
Bayer US Finance II LLC, Gtd. Notes(b)	4.63	6/25/2038	1,807,000	1,597,133
Bayer US Finance LLC, Gtd. Notes(b)	6.25	7/20/2046	4,344,000	4,173,387
Bayer US Finance LLC, Gtd. Notes(b)	6.50	11/21/2033	2,095,000	2,205,170
Encompass Health Corp., Gtd. Notes(b)	5.88	6/1/2034	1,147,000	1,136,184
HCA, Inc., Gtd. Notes	3.13	3/15/2027	851,000	843,976
Royalty Pharma PLC, Gtd. Notes	2.15	9/2/2031	2,258,000	1,967,265
STERIS Irish FinCo UnLtd. Co., Gtd. Notes	2.70	3/15/2031	3,944,000	3,553,942
The Cigna Group, Gtd. Notes	4.80	8/15/2038	7,850,000	7,240,901
UnitedHealth Group, Inc., Sr. Unscd. Notes	3.05	5/15/2041	2,964,000	2,169,353
Zimmer Biomet Holdings, Inc., Sr. Unscd. Notes	5.35	12/1/2028	2,323,000	2,352,864
				28,783,345
Industrial — .2%
DAE Funding LLC, Gtd. Notes(b)	4.95	1/15/2033	5,029,000	4,765,340
Information Technology — 1.4%
CoreWeave, Inc., Gtd. Notes(b)	9.63	7/15/2032	427,000	382,712
CoreWeave, Inc., Gtd. Notes(b)	9.75	10/1/2031	6,450,000	5,858,200
Fidelity National Information Services, Inc., Sr. Unscd. Notes	4.80	3/10/2031	3,241,000	3,184,652
Fiserv, Inc., Sr. Unscd. Notes	5.60	3/2/2033	795,000	792,317
Oracle Corp., Sr. Unscd. Notes	3.85	4/1/2060	20,255,000	11,386,930
Oracle Corp., Sr. Unscd. Notes	4.45	9/26/2030	7,650,000	7,223,062
Salesforce, Inc., Sr. Unscd. Notes	5.20	3/15/2033	7,504,000	7,414,106
				36,241,979
Insurance — 1.6%
Allianz SE, Jr. Sub. Bonds(b),(f)	3.20	10/30/2027	1,800,000	1,727,425
Allianz SE, Jr. Sub. Notes(b),(f)	6.50	10/30/2034	2,600,000	2,581,111
American International Group, Inc., Sr. Unscd. Notes(d)	4.38	6/30/2050	4,150,000	3,280,497
American International Group, Inc., Sr. Unscd. Notes	4.85	5/7/2030	976,000	975,189

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date		Principal Amount ($)(a)	Value ($)
Corporate Bonds and Notes — 39.6% (continued)
Insurance — 1.6% (continued)
Athene Holding Ltd., Sr. Unscd. Notes(d)	6.63	5/19/2055		5,995,000	5,633,463
Corebridge Financial, Inc., Jr. Sub. Notes(d)	6.38	9/15/2054		4,149,000	4,086,427
Corebridge Financial, Inc., Jr. Sub. Notes(f)	6.88	12/1/2030		2,528,000	2,594,939
Jackson Financial, Inc., Sr. Unscd. Notes	6.15	1/15/2037		5,412,000	5,292,462
Liberty Mutual Group, Inc., Gtd. Notes(b)	5.25	5/1/2036		2,868,000	2,779,456
Lincoln National Corp., Sub. Notes	6.80	7/15/2056		6,048,000	5,981,070
Nippon Life Insurance Co., Sub. Notes(b),(d)	6.50	4/30/2055		4,081,000	4,207,127
					39,139,166
Internet Software & Services — .9%
Amazon.com, Inc., Sr. Unscd. Notes	6.25	7/9/2066		7,732,000	7,416,706
Meta Platforms, Inc., Sr. Unscd. Notes	5.63	11/15/2055		5,108,000	4,276,444
Meta Platforms, Inc., Sr. Unscd. Notes	6.30	5/15/2056		4,614,000	4,238,403
Prosus NV, Sr. Unscd. Notes(b)	5.87	7/13/2036		5,200,000	5,143,362
Snap, Inc., Gtd. Notes(b)	6.88	3/1/2033		2,580,000	2,522,051
					23,596,966
Materials — .2%
Amcor Flexibles North America, Inc., Gtd. Notes	5.10	3/17/2030		3,513,000	3,527,525
Smurfit Westrock Financing DAC, Gtd. Notes	5.42	1/15/2035		1,137,000	1,131,421
					4,658,946
Media — .6%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Sr. Scd. Notes	3.85	4/1/2061		6,785,000	3,708,358
Sirius XM Radio LLC, Gtd. Notes(b)	5.88	4/15/2032		3,242,000	3,183,452
Space Exploration Technologies Corp., Sr. Unscd. Notes(b)	6.65	7/15/2056		8,850,000	7,839,539
					14,731,349
Metals & Mining — .9%
Alcoa Nederland Holding BV, Gtd. Notes(b),(d)	7.13	3/15/2031		2,430,000	2,501,911
ArcelorMittal SA, Sr. Unscd. Notes	7.00	10/15/2039		1,702,000	1,852,987
Commercial Metals Co., Sr. Unscd. Notes(b)	5.75	11/15/2033		5,010,000	4,924,042
Corp. Nacional del Cobre de Chile, Sr. Unscd. Notes(b)	6.30	9/8/2053		3,735,000	3,652,004
Glencore Funding LLC, Gtd. Notes(b)	5.19	4/1/2030		4,967,000	4,983,398
Navoi Mining & Metallurgical Co., Sr. Unscd. Bonds(b)	6.75	5/14/2030		1,709,000	1,755,943
Sibanye-Stillwater UK Financing PLC, Gtd. Notes(b)	6.25	11/15/2031		230,000	226,763
Vedanta Resources Finance II PLC, Sr. Scd. Notes(b)	7.38	7/13/2034		2,600,000	2,588,732
					22,485,780
Real Estate — 2.5%
American Homes 4 Rent LP, Sr. Unscd. Notes	4.90	2/15/2029		2,533,000	2,535,167
American Homes 4 Rent LP, Sr. Unscd. Notes	5.25	3/15/2035		4,624,000	4,523,118
Boston Properties LP, Sr. Unscd. Notes(d)	5.75	1/15/2035		5,600,000	5,561,557
Cousins Properties LP, Gtd. Notes	5.38	2/15/2032		4,515,000	4,533,846
CubeSmart LP, Gtd. Notes	3.00	2/15/2030		6,420,000	6,008,528
Extra Space Storage LP, Gtd. Notes	4.95	1/15/2033		3,418,000	3,342,035
Iron Mountain, Inc., Gtd. Notes(b)	4.75	1/15/2034	EUR	2,255,000	2,538,167
Iron Mountain, Inc., Gtd. Notes(b)	6.25	1/15/2035		1,220,000	1,206,170
Kilroy Realty LP, Gtd. Notes	5.88	10/15/2035		4,960,000	4,814,528
Kite Realty Group LP, Sr. Unscd. Notes	4.95	12/15/2031		2,393,000	2,357,333
Phillips Edison Grocery Center Operating Partnership I LP, Gtd. Notes	5.75	7/15/2034		2,012,000	2,034,574
Prologis Targeted US Logistics Fund LP, Gtd. Notes(b)	4.75	1/15/2036		5,063,000	4,743,860
Sabra Health Care LP, Gtd. Notes	3.20	12/1/2031		2,475,000	2,223,374
SBA Tower Trust, Asset Backed Notes(b)	2.59	10/15/2031		3,251,000	2,870,861

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Corporate Bonds and Notes — 39.6% (continued)
Real Estate — 2.5% (continued)
Starwood Property Trust, Inc., Sr. Unscd. Notes(b)	5.88	8/15/2029	2,545,000	2,550,891
Ventas Realty LP, Gtd. Notes	5.10	7/15/2032	4,843,000	4,822,170
VICI Properties LP, Sr. Unscd. Notes	4.75	4/1/2028	2,049,000	2,044,424
Vornado Realty LP, Sr. Unscd. Notes	5.75	2/1/2033	5,118,000	5,076,983
				63,787,586
Retailing — .3%
Asbury Automotive Group, Inc., Gtd. Notes(b)	5.00	2/15/2032	4,791,000	4,567,469
AutoZone, Inc., Sr. Unscd. Notes	4.75	2/1/2033	2,195,000	2,134,207
				6,701,676
Semiconductors & Semiconductor Equipment — .7%
Broadcom, Inc., Sr. Unscd. Notes	3.19	11/15/2036	5,994,000	4,771,201
Foundry JV Holdco LLC, Sr. Scd. Notes(b)	6.30	1/25/2039	4,732,000	4,854,498
Intel Corp., Sr. Unscd. Notes	5.60	2/21/2054	3,884,000	3,398,842
NXP BV/NXP Funding LLC/NXP USA, Inc., Gtd. Notes	3.25	5/11/2041	6,525,000	4,713,893
				17,738,434
Supranational Bank — .1%
Banque Ouest Africaine de Developpement, Sr. Unscd. Notes	4.70	10/22/2031	2,500,000	2,278,028
Technology Hardware & Equipment — .5%
Hewlett Packard Enterprise Co., Sr. Unscd. Notes	5.25	4/1/2033	5,323,000	5,277,266
Hewlett Packard Enterprise Co., Sr. Unscd. Notes(d)	5.60	10/15/2054	2,708,000	2,357,999
Kyndryl Holdings, Inc., Sr. Unscd. Notes	2.05	10/15/2026	5,221,000	5,192,351
				12,827,616
Telecommunication Services — 1.3%
AT&T, Inc., Sr. Unscd. Bonds	4.90	8/15/2037	1,065,000	982,503
AT&T, Inc., Sr. Unscd. Notes	3.55	9/15/2055	14,030,000	8,424,067
ELK Grove Village Property LLC, Sr. Scd. Notes(b),(d)	7.50	6/15/2031	2,481,000	2,392,894
Fibercop SpA, Sr. Scd. Notes(b)	6.00	9/30/2034	3,925,000	3,792,205
Iliad Holding SAS, Sr. Scd. Notes(b)	8.50	4/15/2031	1,849,000	1,946,518
T-Mobile USA, Inc., Gtd. Notes(d)	6.00	6/15/2054	2,574,000	2,382,612
Verizon Communications, Inc., Jr. Sub. Notes	6.20	5/14/2056	5,120,000	5,013,092
Verizon Communications, Inc., Sr. Unscd. Notes	5.75	11/30/2045	5,058,000	4,675,639
Verizon Communications, Inc., Sr. Unscd. Notes	5.88	11/30/2055	3,745,000	3,423,431
				33,032,961
Transportation — .0%
FedEx Freight Holding Co., Inc., Gtd. Notes(b)	5.25	3/15/2036	1,245,000	1,188,556
Utilities — 6.4%
Alliant Energy Corp., Jr. Sub. Notes	5.75	4/1/2056	1,688,000	1,656,383
American Electric Power Co., Inc., Jr. Sub. Notes	6.95	12/15/2054	7,985,000	8,426,818
Arizona Public Service Co., Sr. Unscd. Notes	4.25	3/1/2049	4,338,000	3,304,308
CenterPoint Energy, Inc., Jr. Sub. Notes	6.70	5/15/2055	5,911,000	6,034,635
CMS Energy Corp., Jr. Sub. Notes	3.75	12/1/2050	5,521,000	5,090,374
Constellation Energy Generation LLC, Sr. Unscd. Notes	5.80	3/1/2033	2,736,000	2,810,919
Dominion Energy, Inc., Jr. Sub. Notes	6.25	12/15/2056	1,864,000	1,848,431
DTE Energy Co., Jr. Sub. Notes, Ser. C	6.20	7/1/2058	5,782,000	5,762,537
Duke Energy Corp., Jr. Sub. Notes(d)	6.45	9/1/2054	4,780,000	4,898,123
Electricite de France SA, Sr. Unscd. Notes(b)	5.70	5/23/2028	583,000	592,274
Electricite de France SA, Sr. Unscd. Notes(b)	6.90	5/23/2053	3,546,000	3,675,502
Enel Finance International NV, Gtd. Notes(b)	5.50	6/26/2034	1,492,000	1,487,109
Enel Finance International NV, Gtd. Notes(b)	7.50	10/14/2032	871,000	967,348
Entergy Corp., Jr. Sub. Notes	6.10	6/15/2056	7,585,000	7,457,802

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date		Principal Amount ($)(a)	Value ($)
Corporate Bonds and Notes — 39.6% (continued)
Utilities — 6.4% (continued)
Evergy, Inc., Jr. Sub. Notes	6.65	6/1/2055		6,675,000	6,773,336
Eversource Energy, Jr. Sub. Notes, Ser. B	6.35	8/15/2056		4,777,000	4,756,335
Eversource Energy, Sr. Unscd. Notes	5.50	1/1/2034		1,197,000	1,200,631
Exelon Corp., Jr. Sub. Notes	6.50	3/15/2055		5,764,000	5,852,825
Exelon Corp., Sr. Unscd. Notes	5.45	3/15/2034		882,000	884,358
Generadora de Gatun SA, Sr. Scd. Notes(b)	6.87	9/30/2044		321,000	321,795
Hawaiian Electric Co., Inc., Sr. Unscd. Notes(b)	6.00	10/1/2033		1,611,000	1,581,247
IPALCO Enterprises, Inc., Sr. Scd. Notes	4.25	5/1/2030		1,814,000	1,756,830
IPALCO Enterprises, Inc., Sr. Scd. Notes	5.75	4/1/2034		7,329,000	7,180,554
NextEra Energy Capital Holdings, Inc., Gtd. Notes, Ser. CC	6.63	10/1/2066		3,387,000	3,300,434
Niagara Mohawk Power Corp., Sr. Unscd. Notes(b)	5.66	1/17/2054		878,000	802,456
NiSource, Inc., Jr. Sub. Notes	5.75	7/15/2056		6,337,000	6,245,814
NiSource, Inc., Sr. Unscd. Notes	3.60	5/1/2030		1,297,000	1,238,000
NRG Energy, Inc., Gtd. Notes(b)	5.88	5/15/2034		4,132,000	4,058,595
Pacific Gas and Electric Co., First Mortgage Bonds	5.05	10/15/2032		4,302,000	4,234,144
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, Sr. Unscd. Notes(b)	5.45	2/3/2036		1,273,000	1,192,655
PG&E Corp., Jr. Sub. Notes	6.85	9/15/2056		5,135,000	5,084,198
PG&E Corp., Sr. Scd. Notes(d)	5.25	7/1/2030		5,135,000	5,052,392
Pinnacle West Capital Corp., Sr. Unscd. Notes	5.15	5/15/2030		1,847,000	1,855,513
Public Service Enterprise Group, Inc., Sr. Unscd. Notes	5.45	4/1/2034		2,403,000	2,410,199
Public Service Enterprise Group, Inc., Sr. Unscd. Notes	6.13	10/15/2033		1,574,000	1,636,441
Puget Energy, Inc., Jr. Sub. Notes	7.25	9/15/2056		6,185,000	6,208,181
Sempra, Jr. Sub. Notes	6.55	4/1/2055		2,410,000	2,411,564
Sierra Pacific Power Co., Jr. Sub. Notes	6.20	12/15/2055		3,062,000	3,018,073
Southern California Edison Co., First Mortgage Bonds	5.25	3/15/2030		4,705,000	4,738,374
Spire, Inc., Jr. Sub. Bonds	6.45	6/1/2056		3,750,000	3,738,947
The AES Corp., Sr. Unscd. Notes	5.20	7/15/2029		2,708,000	2,710,403
The Southern Company, Jr. Sub. Notes, Ser. 2025(d)	6.38	3/15/2055		7,975,000	8,078,252
Vistra Operations Co. LLC, Gtd. Notes(b)	5.25	10/15/2035		3,532,000	3,368,680
Vistra Operations Co. LLC, Gtd. Notes(b)	5.35	1/31/2036		2,365,000	2,264,917
WEC Energy Group, Inc., Jr. Sub. Notes	5.63	5/15/2056		1,853,000	1,826,443
					159,795,149
Total Corporate Bonds and Notes (cost $1,013,110,234)					996,236,588
Foreign Governmental — 5.7%
Argentine Republic, Sr. Unscd. Bonds(g)	3.50	7/9/2041		3,625,000	2,687,938
Brazil, Sr. Unscd. Notes	5.50	4/23/2036	EUR	3,900,000	4,436,514
Brazil, Sr. Unscd. Notes	6.25	5/22/2036		4,954,000	4,802,903
Brazil, Sr. Unscd. Notes	7.25	1/12/2056		4,700,000	4,519,050
Colombia, Sr. Unscd. Bonds	5.63	2/19/2036	EUR	3,292,000	3,715,155
Dominican Republic, Sr. Unscd. Notes(b)	5.88	10/28/2035		3,750,000	3,614,212
Eagle Funding Luxco Sarl, Sr. Unscd. Notes(b)	5.50	8/17/2030		5,412,000	5,409,294
Ecuador, Sr. Unscd. Notes(b)	9.25	1/29/2039		841,000	838,898
Gabon, Sr. Unscd. Notes(b)	7.00	11/24/2031		2,200,000	1,942,529
Indonesia, Sr. Unscd. Notes	4.13	1/15/2037	EUR	2,171,000	2,349,703
Israel, Sr. Unscd. Notes, Ser. 30Y	5.75	3/12/2054		2,650,000	2,434,927
Israel, Sr. Unscd. Notes, Ser. 30Y(d)	5.88	1/13/2056		3,070,000	2,874,224
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Notes, Ser. 30Y(b)	4.30	10/1/2054	EUR	19,546,000	21,194,717
Japan (30 Year Issue), Bonds, Ser. 83	2.20	6/20/2054	JPY	1,355,000,000	5,922,297

Description	Coupon Rate (%)	Maturity Date		Principal Amount ($)(a)	Value ($)
Foreign Governmental — 5.7% (continued)
Japan (30 Year Issue), Bonds, Ser. 86	2.40	3/20/2055	JPY	1,355,000,000	6,182,387
Japan (30 Year Issue), Bonds, Ser. 87	2.80	6/20/2055	JPY	2,980,000,000	14,861,698
Kuwait, Sr. Unscd. Notes(b)	4.65	10/9/2035		6,377,000	5,999,343
Mexico, Sr. Unscd. Notes	5.38	3/22/2033		3,084,000	2,978,527
Mexico, Sr. Unscd. Notes	6.25	8/27/2037		1,085,000	1,057,607
Mexico, Sr. Unscd. Notes	6.63	1/29/2038		4,147,000	4,130,412
Nigeria, Sr. Unscd. Notes(b)	8.63	1/13/2036		1,698,000	1,848,742
Panama, Sr. Unscd. Notes	5.66	2/23/2038		1,160,000	1,125,780
Republic of Kenya, Sr. Unscd. Notes(b)	8.70	2/26/2039		1,719,000	1,656,538
Republic of South Africa, Sr. Unscd. Notes(b)	7.25	12/11/2055		1,626,000	1,556,043
Romania, Sr. Unscd. Notes(b)	6.00	9/24/2044	EUR	2,356,000	2,585,737
Saudi, Sr. Unscd. Notes(b)	5.88	1/12/2056		6,250,000	5,746,787
Sharjah, Sr. Unscd. Notes	4.63	2/13/2032	EUR	1,118,000	1,275,872
Ukraine, Sr. Unscd. Bonds(b),(g)	4.00	2/1/2032		2,575,000	2,140,165
United Kingdom Gilt, Bonds	1.50	7/31/2053	GBP	42,467,000	23,841,655
Total Foreign Governmental (cost $156,758,178)					143,729,654
Municipal Securities — .1%
University of Michigan, Revenue Bonds, Refunding, Ser. C (cost $2,449,000)	3.60	4/1/2047		2,449,000	1,983,145
U.S. Government Agencies Collateralized Mortgage Obligations — 1.2%
Federal Home Loan Mortgage Corp., REMIC, Ser. 5010, Cl. EA(h)	1.00	8/15/2047		2,522,483	2,317,645
Federal Home Loan Mortgage Corp., REMIC, Ser. 5645, Cl. FE, (1 Month SOFR +1.40%)(c),(h)	5.02	4/25/2056		7,777,778	7,675,850
Federal National Mortgage Association, REMIC, Ser. 2026-69, Cl. F, (1 Month SOFR +4.35%)(c),(h)	7.99	8/25/2056		3,128,000	2,894,176
Government National Mortgage Association, Ser. 2010-89, Cl. Z	5.00	7/20/2040		3,147,854	3,156,863
Government National Mortgage Association, Ser. 2014-145, Cl. KA	3.50	1/20/2038		1,225,602	1,205,361
Government National Mortgage Association, Ser. 2017-93, Cl. GY	3.50	6/20/2047		4,029,656	3,642,723
Government National Mortgage Association, Ser. 2018-120, Cl. PU	3.50	9/20/2048		372,273	327,560
Government National Mortgage Association, Ser. 2019-59, Cl. KA	3.00	12/20/2048		529,448	478,060
Government National Mortgage Association, Ser. 2020-11, Cl. CB	3.50	1/20/2050		1,597,428	1,445,482
Government National Mortgage Association, Ser. 2022-9, Cl. P	2.00	9/20/2051		4,072,418	3,550,664
Government National Mortgage Association, Ser. 2023-19, Cl. WB	5.63	11/20/2051		1,069,271	1,078,172
Government National Mortgage Association, Ser. 2024-204, Cl. EF, (1 Month SOFR +2.35%)(c)	5.97	12/20/2054		2,243,374	2,245,772
Total U.S. Government Agencies Collateralized Mortgage Obligations (cost $31,924,382)					30,018,328
U.S. Government Agencies Commercial Mortgage-Backed — .0%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Ser. Q007, Cl. APT1(h) (cost $212,245)	5.82	10/25/2047		213,547	213,463

U.S. Government Agencies Mortgage-Backed — 28.7%
Federal Home Loan Mortgage Corp.:
2.00%, 9/1/2050-3/1/2052(h)	31,891,824	25,229,542
2.50%, 11/1/2050-2/1/2052(h)	56,459,505	47,016,128
3.00%, 9/1/2047-7/1/2052(h)	7,849,686	6,803,260
3.50%, 12/1/2048(h)	22,886,207	20,590,232
4.50%, 10/1/2052-5/1/2053(h)	7,293,665	6,950,555

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Description	Principal Amount ($)(a)	Value ($)
U.S. Government Agencies Mortgage-Backed — 28.7% (continued)
5.00%, 9/1/2052-12/1/2054(h)	62,574,666	61,209,350
5.50%, 9/1/2052-6/1/2055(h)	55,219,494	55,118,453
Federal National Mortgage Association:
2.00%, 3/1/2036-3/1/2052(h)	78,182,742	62,718,673
2.50%, 5/1/2037-10/1/2051(h)	5,335,810	4,813,999
2.50%, 8/1/2056(h),(i)	28,925,000	23,587,116
3.00%, 10/1/2030-2/1/2052(h)	46,080,369	40,162,588
3.50%, 11/1/2042(h)	2,075,334	1,929,087
4.50%, 3/1/2038-6/1/2053(h)	13,891,220	13,342,696
4.50%, 8/1/2056(h),(i)	5,850,000	5,494,100
5.00%, 8/1/2040-5/1/2056(h)	67,645,518	66,442,272
5.50%, 10/1/2053-4/1/2056(h)	45,828,441	45,849,962
5.50%, 8/15/2041-8/1/2056(h),(i)	73,400,000	73,229,969
6.00%, 2/1/2054-3/1/2056(h)	29,415,785	30,014,600
6.00%, 8/1/2055(h),(i)	9,000,000	9,100,512
6.50%, 5/1/2053(h)	700,800	716,456
7.00%, 2/1/2053(h)	1,009,806	1,046,083
Government National Mortgage Association I:
3.50%, 9/15/2041-10/15/2044	1,285,341	1,156,917
4.00%, 10/15/2039-6/15/2045	2,622,283	2,437,587
4.50%, 4/15/2039-10/15/2041	2,136,279	2,073,533
Government National Mortgage Association II:
2.00%, 10/20/2050-3/20/2052	22,626,192	18,110,233
2.50%, 10/20/2046-10/20/2052	50,910,081	42,357,555
3.00%, 8/20/2046-9/20/2052	6,826,221	5,986,119
3.50%, 9/20/2042-3/20/2050	14,817,349	13,332,162
4.00%, 10/20/2047-3/20/2055	23,805,447	21,582,650
4.00%, 11/20/2052, (1 Year U.S. Treasury Yield Curve Constant Rate +1.50%)(c)	4,310,412	4,294,533
4.01%, 7/20/2053, (1 Year U.S. Treasury Yield Curve Constant Rate +1.50%)(c)	5,775,302	5,675,080
4.50%, 7/20/2048	1,028,785	982,808
6.00%, 5/20/2054	2,795,527	2,847,709
7.00%, 2/20/2054	564,872	588,216
Total U.S. Government Agencies Mortgage-Backed (cost $749,858,956)		722,790,735

	Coupon Rate (%)	Maturity Date
U.S. Treasury Securities — 7.4%
U.S. Treasury Bonds	4.63	11/15/2045	3,355,000	3,093,677
U.S. Treasury Bonds(d)	4.63	2/15/2046	33,151,000	30,548,129
U.S. Treasury Bonds	4.88	8/15/2045	5,906,000	5,629,618
U.S. Treasury Bonds	5.00	5/15/2045	31,115,000	30,152,987
U.S. Treasury Inflation Indexed Bonds(j)	2.38	2/15/2055	19,514,801	17,041,316
U.S. Treasury Notes(d)	3.88	4/30/2031	88,218,000	86,183,127
U.S. Treasury Notes	4.38	5/15/2036	15,150,000	14,753,496
Total U.S. Treasury Securities (cost $193,160,394)				187,402,350

Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies — .2%
Registered Investment Companies — .2%
BNY Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(k) (cost $5,133,248)	3.70	5,133,248	5,133,248
Investment of Cash Collateral for Securities Loaned — .5%
Registered Investment Companies — .5%
BNY Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(k) (cost $13,174,473)	3.70	13,174,473	13,174,473
Total Investments (cost $2,671,603,465)		103.4%	2,603,665,497
Liabilities, Less Cash and Receivables		(3.4%)	(86,504,987)
Net Assets		100.0%	2,517,160,510

CLO—Collateralized Loan Obligation
EUR—Euro
GBP—British Pound
HKD—Hong Kong Dollar
JPY—Japanese Yen
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
TSFR—Term Secured Overnight Financing Rate Reference Rates

(a)	Amount stated in U.S. Dollars unless otherwise noted above.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2026, these securities amounted to $811,007,022 or 32.2% of net assets.

(c)
Variable rate security—Interest rate resets periodically and the rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

(d)
Security, or portion thereof, on loan. At July 31, 2026, the value of the fund’s securities on loan was $163,301,786 and the value of the collateral was
$168,911,577, consisting of cash collateral of $13,174,473 and U.S. Government & Agency securities valued at $155,737,104.  In addition, the value of collateral may include pending sales that are also on loan.

(e)	Security issued with a zero coupon.
(f)	Security is a perpetual security with no specified maturity date. Maturity date shown is next reset date of the security.
(g)	Step coupon bond. Security begins as a zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
(h)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(i)	Purchased on a forward commitment basis.
(j)	Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
(k)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

TBA Sale Commitments
Description	Principal Amount ($)	Value ($)
U.S. Government Agencies Mortgage-Backed — (1.8%)
Federal National Mortgage Association:
2.50%, 8/1/2041(a),(b)	(10,000,000)	(9,247,644)
3.00%, 8/1/2056(a),(b)	(7,300,000)	(6,224,674)
3.50%, 8/1/2056(a),(b)	(2,900,000)	(2,572,957)

SCHEDULE OF INVESTMENTS (Unaudited) (continued)
TBA Sale Commitments (continued)
Description	Principal Amount ($)	Value ($)
U.S. Government Agencies Mortgage-Backed — (1.8%) (continued)
4.00%, 8/1/2055(a),(b)	(650,000)	(593,470)
5.00%, 8/1/2056(a),(b)	(27,163,000)	(26,217,737)
Total Sale Commitments (Proceeds $45,458,010)		(44,856,482)

(a)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(b)	Sold on a delayed delivery basis.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
2 Year U.S. Treasury Note	1,143	9/30/2026	235,680,458	235,011,517	(668,941)
5 Year U.S. Treasury Note	2,273	9/30/2026	242,802,360	240,884,721	(1,917,639)
Euro-Bund	259	9/8/2026	37,736,738(a)	37,142,085	(594,653)
Ultra 10 Year U.S. Treasury Note	602	9/21/2026	67,608,222	66,041,284	(1,566,938)
Ultra U.S. Treasury Bond	671	9/21/2026	76,230,568	73,600,313	(2,630,255)
Futures Short
10 Year U.S. Treasury Note	242	9/21/2026	26,497,473	26,136,000	361,473
Euro-Buxl 30 Year Bond	157	9/8/2026	19,798,845(a)	19,158,134	640,711
Euro-OAT	354	9/8/2026	48,828,194(a)	47,814,235	1,013,959
Gross Unrealized Appreciation					2,016,143
Gross Unrealized Depreciation					(7,378,426)

(a)	Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital, Inc.
British Pound	1,200,000	United States Dollar	1,604,501	8/6/2026	12,783
United States Dollar	1,384,543	Euro	1,207,000	8/6/2026	(7,637)
United States Dollar	2,084,701	Australian Dollar	3,002,000	8/6/2026	(27,410)
BNP Paribas Corp.
United States Dollar	39,818,755	Euro	34,752,000	8/6/2026	(264,956)
United States Dollar	1,074,415	British Pound	806,000	8/6/2026	(11,861)
Goldman Sachs & Co. LLC
United States Dollar	30,047,105	Japanese Yen	4,874,611,000	8/6/2026	(606,537)
Euro	900,000	United States Dollar	1,025,689	8/6/2026	12,391
Australian Dollar	3,002,000	United States Dollar	2,068,087	8/6/2026	44,023
United States Dollar	915,121	Swedish Krona	8,895,000	8/6/2026	(19,311)
J.P. Morgan Securities LLC
United States Dollar	35,725	Australian Dollar	50,000	9/2/2026	566
United States Dollar	352,073	Hong Kong Dollar	2,750,000	9/2/2026	1,000
Euro	1,500,000	United States Dollar	1,739,855	9/2/2026	(7,862)
United States Dollar	7,576,995	Euro	6,480,000	9/2/2026	94,788

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
J.P. Morgan Securities LLC (continued)
United States Dollar	1,454,970	Japanese Yen	230,000,000	9/2/2026	5,676
Japanese Yen	170,000,000	United States Dollar	1,067,871	9/2/2026	3,346
Euro	1,500,000	United States Dollar	1,746,886	9/2/2026	(14,893)
United States Dollar	214,288	Japanese Yen	34,000,000	9/2/2026	45
Morgan Stanley & Co. LLC
United States Dollar	25,530,549	British Pound	19,278,000	8/6/2026	(451,127)
Euro	2,031,000	United States Dollar	2,322,861	8/6/2026	19,739
Gross Unrealized Appreciation					194,357
Gross Unrealized Depreciation					(1,411,594)

Centrally Cleared Credit Default Swaps
Reference Obligations	Maturity Date	Notional Amount ($)(a)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized (Depreciation) ($)
Purchased Contracts:(b)
Markit iTraxx Europe Crossover Index Series 45, Paid 3 Month Fixed Rate of 5.00%	6/20/2031	49,839,143	(5,238,543)	(2,975,720)	(2,262,823)
Gross Unrealized Depreciation					(2,262,823)

(a)
The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

(b)
If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

Centrally Cleared Interest Rate Swaps
Received Reference Entity	Paid Reference Entity	Maturity Date	Notional Amount ($)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation) ($)
EUR - 12 Month Fixed at 2.64%	EUR - 6 Month EURIBOR at 2.56%	11/6/2035	22,717,055	(749,909)	—	(749,909)
EUR - 12 Month Fixed at 2.65%	EUR - 6 Month EURIBOR at 2.56%	11/6/2035	22,717,055	(741,955)	—	(741,955)
SEK - 3 Month STIBOR at 2.05%	SEK - 12 Month Fixed at 2.75%	11/6/2035	21,890,950	132,779	—	132,779
SEK - 3 Month STIBOR at 2.08%	SEK - 12 Month Fixed at 2.71%	11/6/2035	21,890,950	369,806	—	369,806
GBP - 12 Month EURIBOR at 3.74%	GBP - 12 Month Fixed at 4.36%	6/30/2036	59,705,325	1,250,725	52,667	1,198,058
GBP - 12 Month Fixed at 3.18%	GBP - UKRPI at Maturity	2/15/2056	19,582,808	(211,783)	(39,297)	(172,486)
EUR - 12 Month Fixed at 2.33%	EUR - CPTFEMU at Maturity	7/24/2056	16,720,675	47,221	54,953	(7,732)

SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Centrally Cleared Interest Rate Swaps (continued)
Received Reference Entity	Paid Reference Entity	Maturity Date	Notional Amount ($)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation) ($)
USD - CPURNSA at Maturity	USD - 12 Month Fixed at 2.35%	7/24/2056	23,575,000	74,201	(31,067)	105,268
Gross Unrealized Appreciation						1,805,911
Gross Unrealized Depreciation						(1,672,082)

CPTFEMU—Eurostat Eurozone HICP Ex Tobacco Unrevised NSA
CPURNSA—US CPI Urban Consumers NSA
EUR—Euro
EURIBOR—Euro Interbank Offered Rate
GBP—British Pound
SEK—Swedish Krona
STIBOR—Stockholm Interbank Offered Rate
UKRPI—UK RPI All Items NSA
USD—United States Dollar
See notes to schedule of investments.

Schedule of Investments
BNY Mellon Core Plus Fund
July 31, 2026 (Unaudited)
The following is a summary of the inputs used as of July 31, 2026 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Asset-Backed Securities	—	257,507,461	—	257,507,461
Collateralized Loan Obligations	—	107,787,682	—	107,787,682
Commercial Mortgage-Backed	—	113,651,492	—	113,651,492
Convertible Corporate Bonds and Notes	—	24,036,878	—	24,036,878
Corporate Bonds and Notes	—	996,236,588	—	996,236,588
Foreign Governmental	—	143,729,654	—	143,729,654
Municipal Securities	—	1,983,145	—	1,983,145
U.S. Government Agencies Collateralized Mortgage Obligations	—	30,018,328	—	30,018,328
U.S. Government Agencies Commercial Mortgage-Backed	—	213,463	—	213,463
U.S. Government Agencies Mortgage-Backed	—	722,790,735	—	722,790,735
U.S. Treasury Securities	—	187,402,350	—	187,402,350
Investment Companies	18,307,721	—	—	18,307,721
	18,307,721	2,585,357,776	—	2,603,665,497
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	—	194,357	—	194,357
Futures††	2,016,143	—	—	2,016,143
Swap Agreements††	—	1,805,911	—	1,805,911
	2,016,143	2,000,268	—	4,016,411
Liabilities ($)
Investments in Securities:†
U.S. Government Agencies Mortgage-Backed	—	(44,856,482)	—	(44,856,482)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	—	(1,411,594)	—	(1,411,594)
Futures††	(7,378,426)	—	—	(7,378,426)
Swap Agreements††	—	(3,934,905)	—	(3,934,905)
	(7,378,426)	(50,202,981)	—	(57,581,407)

†	See Schedule of Investments for additional detailed categorizations, if any.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
Investments in other open-end investment companies are valued at their reported net asset values (“NAVs”) each day and are generally categorized within Level 1 of the fair value hierarchy.
Investments in debt securities and instruments generally will be valued, to the extent possible, by one or more independent pricing services (the “Service”). When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other debt securities and instruments is determined by the Service based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. Overnight and certain other short-term debt securities and instruments (excluding Treasury bills) will be valued by the amortized cost method, which approximates fair value, unless a Service provides a valuation for such security or, in the opinion of the board or a committee or other persons designated by the Board, such as the Adviser, the amortized cost method would not represent fair value. These securities are generally categorized within Level 2 of the fair value hierarchy.
Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), or which are not valued by the Service, are valued at fair value as determined in good faith based on procedures approved by the Board. Fair value of investments is determined by the Adviser, as the fund’s valuation designee pursuant to Rule 2a-5 under the Act, using such information as it deems appropriate under the circumstances. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Using fair value to price investments may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

Market quotations of foreign securities in foreign currencies and any fund assets or liabilities initially expressed in terms of foreign currency are translated into U.S. dollars at the spot rate.
Forward foreign currency exchange contracts (“forward contracts”) generally are valued using the forward rate obtained from a Service and are categorized within Level 2 of the fair value hierarchy. Futures contracts will be valued at the most recent settlement price and are generally categorized within Level 1 of the fair value hierarchy. Investments in swap agreements are valued each business day by a Service. Swap agreements are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy.
Pursuant to a securities lending agreement with BNY, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The securities on loan, if any, are also disclosed in the fund’s Schedule of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.
TBA Securities: During the period ended July 31, 2026, the fund transacted in TBA securities that involved buying or selling mortgage-backed securities on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however, delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. TBA securities subject to a forward commitment to sell at period end are included at the end of the fund’s Schedule of Investments.
Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund at July 31, 2026 is discussed below.
Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of  Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at July 31, 2026 are set forth in the fund’s Schedule of Investments.
Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. The risk of non-payment may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at July 31, 2026 are set forth in the Schedule of Investments.
Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.
For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.
Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.
Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.
Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.
The fund enters into inflation swap agreement to gain exposure to inflation. An inflation swap is an agreement in which one party agrees to pay the cumulative percentage increase in a price index (such as the Consumer Price Index (CPI) with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the value of securities against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases. Inflation swap agreements are within Interest rate swaps open at July 31, 2026 which are set forth in the Schedule of Investments.
For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. The risk of non-payment may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. There is minimal counterparty risk to the fund with centrally cleared swaps since they are exchange traded and the exchange guarantees these swaps against default. Interest rate swaps open at July 31, 2026 are set forth in the Schedule of Investments.
Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. The risk of non-payment may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.
The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the Schedule of Investments, which summarizes open credit default swaps entered into by the fund. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, underlying securities comprising the referenced index, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities. Credit default swaps open at July 31, 2026 are set forth in the Schedule of Investments.
GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Schedule of Investments and disclosures within this Note.
At July 31, 2026, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $76,044,954, consisting of $16,248,062 gross unrealized appreciation and $92,293,016 gross unrealized depreciation.
At July 31, 2026, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Schedule of Investments).
Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.